U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 2005

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

           Delaware                      000-18980               62-1407522
           --------                      ---------               ----------
  (State or jurisdiction of       (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


7305 Marie-Victorin, Suite 100, Brossard, Quebec, Canada           J4W 1A6
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (450) 465 3474
                                                     --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement for the Registrant.

         As used in this report,  the terms "we", "us",  "our", "our company" or
"HQSM"  refer  to  HQ  Sustainable   Maritime   Industries,   Inc.,  a  Delaware
corporation.

         On December 14, 2005, we executed a term sheet for a US$40 million loan with a prominent U.S. specialized commercial finance. The loan is guaranteed through HQ's financial partnership with Amalgamated Resources Holdings Inc.
(Alps), as disclosed in our Report of Form 8-K, filed on October 10, 2005.

         No assurances can be given that we will complete definitive agreements or exercise our right to this 40 million loan.

         A copy of the press release  discussing  this  transaction  is filed as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits Furnished.

99.1     Press Release, dated December 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2005

                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

                    By: /s/ Norbert Sporns
                       --------------------------------------------
                       Name: Norbert Sporns
                       Title: Chief Executive Officer and President